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                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549

                                   FORM 8-K

                                CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15(d)
                    OF THE SECURITIES EXCHANGE ACT OF 1934



                                 July 28, 1999
                               (Date of Report)


                              UGI Utilities, Inc.
            (Exact name of registrant as specified in its charter)


       Pennsylvania                1-1398                23-1174060
(State or other jurisdiction    (Commission File      (I.R.S. Employer
      of incorporation)         Number)                Identification No.)


                             100 Kachel Boulevard
                    Green Hills Corporate Center, Suite 400
                 Reading, Pennsylvania                   19607
              (Address of principal executive offices) (Zip Code)


                                (610) 796-3400
             (Registrant's telephone number, including area code)
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Item 5.  Other Events

  On July 28, 1999, UGI Corporation ("UGI"), the parent of the Registrant, issued the attached news release reporting UGI's announcement of (1) several strategic and financial initiatives designed to increase shareholder value and position UGI for growth, including a focus on long-term value creation through growth of UGI's existing propane, natural gas and electric businesses, and, in addition, accelerated growth in related and complementary businesses and (2) UGI's termination of its previously announced intention to sell its utility businesses.

     The news release is included as an exhibit to this report and is incorporated in this Item 5 by reference.


Item 7.  Financial Statements and Exhibits

  (c)  Exhibits

      (99)  UGI Corporation news release dated July 28, 1999



                                  SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                               UGI UTILITIES, INC.
                                               (Registrant)


                                          By: /s/ Brendan P. Bovaird
                                              ----------------------
                                              Brendan P. Bovaird
                                              Vice President and General Counsel


Date:  July 28, 1999
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                                 EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

(99)              News release dated July 28, 1999.